UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 28, 2014

AMERICAN LORAIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation)		identification no.)

Beihuan Zhong Road, Junan County
Shandong, China 276600
(Address of Principal Executive Offices) (Zip Code)

(86) 539-7317959
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.08 Stockholders Directors Nominations

On March 28, 2014, the board of directors of American Lorain Corporation (the “Company”) set June 9, 2014 as the date of its Annual Meeting of Stockholders and the close of business on April 25, 2014, as the record date for determining the stockholders entitled to receive notice of and entitled to vote at the 2014 Annual Meeting of Stockholders (“2014 Annual Meeting”). In addition to this announcement, the Company will separately send notice and proxy materials to stockholders of record.

Because the date of our 2014 Annual Meeting is more than 30 days before the one-year anniversary of our 2013 Annual Meeting of Stockholders (“2013 Annual Meeting”), we are informing our stockholders of the revised deadline for the submission of stockholders proposals and director nominees for consideration at our 2014 Annual Meeting. Proposals by stockholders and submissions by stockholders of director nominees for consideration at the 2014 Annual Meeting should be submitted in writing to the Company’s Board of Directors Office and Corporate Secretary at: American Lorain Corporation, c/o Board of Director Office, Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600. Any proposals relating to director nominees should contain the name, holdings of our securities and contact information of the person making the nomination, the candidate's name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with our company and/or the stockholder submitting the nomination; any actual or potential conflicts of interest, the nominee's biographical data, current public and private company affiliations, employment history and qualifications and status as "independent" under applicable securities laws and stock exchange requirements.

For all proposals and nominations by stockholders to be timely received, regardless of whether the proposals or nominations are intended for inclusion in the proxy statement for the 2014 Annual Meeting, a stockholders’ notice must be delivered to, or mailed and received by, the Company’s Board of Directors Office and Corporate Secretary on or before the close of business on April 14, 2014. Any stockholders proposal or nomination delivered or received after the close of business on April 14, 2014 will be untimely and will not be properly brought before the 2014 Annual Meeting.

Proposals by stockholders and submissions by stockholders of director nominees, if intended for inclusion in the proxy statement, must comply with the applicable rules and regulations of the Securities Exchange Commission, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events

The disclosure in Item 5.08 above is incorporated by this reference into this Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Lorain Corporation

By: /s/ Si Chen
Name: Si Chen
Title: Chief Executive Officer

Date: March 31, 2014